SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2002

FISHER SCIENTIFIC INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10920	02-0451017
(Commission File No.)	(IRS Employer Identification No.)

One Liberty Lane, Hampton, New Hampshire	03842
(Address of principal executive offices)	(Zip Code)

(603) 926-5911
(Registrant’s telephone number, including area code)

ITEM 7. EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
Exhibit Index
EX-99.1 SWORN STATEMENT OF CEO PURSUANT TO 4-460
EX-99.1 SWORN STATEMENT OF CFO PURSUANT TO 4-460
EX-99.3 CERTIFICATION OF CEO PURSUANT TO 906
EX-99.3 CERTIFICATION OF CFO PURSUANT TO 906

ITEM 7. EXHIBITS.

  (c)  Exhibits.

Exhibit 99.1	Certification of Paul M. Montrone, Chief Executive Officer of Fisher Scientific International Inc. (the “Company”), filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Commission’s Order of June 27, 2002 requiring the filing of sworn statements pursuant to section 21(a)(1) of the Securities Exchange Act of 1934 (the “Order”).

Exhibit 99.2	Certification of Kevin P. Clark, Chief Financial Officer of the Company, filed with the Securities and Exchange Commission pursuant to the Order.

Exhibit 99.3	Certification of Paul M. Montrone, Chief Executive Officer of the Company, which accompanied the Company’s Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.4	Certification of Kevin P. Clark, Chief Financial Officer of the Company, which accompanied the Company’s Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9. REGULATION FD DISCLOSURE.

Attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference are the certifications of Paul M. Montrone, Chief Executive Officer of the Company, and Kevin P. Clark, Chief Financial Officer of the Company, respectively, filed with the Securities and Exchange Commission pursuant to the Order.

Attached hereto as Exhibits 99.3 and 99.4 and incorporated by reference are the certifications of Paul M. Montrone, Chief Executive Officer of the Company, and Kevin P. Clark, Chief Financial Officer of the Company, respectively, which accompanied the Company’s Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fisher Scientific International Inc.

Date: August 14, 2002	By:	/s/ Kevin P. Clark

Name: Kevin P. Clark
Title: Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Certification of Paul M. Montrone, Chief Executive Officer of Fisher Scientific International Inc. (the “Company”), filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Commission’s Order of June 27, 2002 requiring the filing of sworn statements pursuant to section 21(a)(1) of the Securities Exchange Act of 1934 (the “Order”).

Exhibit 99.2	Certification of Kevin P. Clark, Chief Financial Officer of the Company, filed with the Securities and Exchange Commission pursuant to the Order.

Exhibit 99.3	Certification of Paul M. Montrone, Chief Executive Officer of the Company, which accompanied the Company’s Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.4	Certification of Kevin P. Clark, Chief Financial Officer of the Company, which accompanied the Company’s Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.